UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 17, 2005

Chart Industries, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-11442	34-1712937
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Infinity Corporate Centre Drive, Suite 300, Garfield Heights, OH	44125
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (440) 753-1490

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

On August 17, 2005, Chart Industries, Inc. (the “Company”), entered into an amendment (the “Amendment”) to that certain Warrant Agreement (the “Warrant Agreement”), dated September 15, 2003, between the Company and National City Bank, as Warrant Agent. The Amendment was entered into for the benefit of the holders of warrants issued pursuant to the Warrant Agreement (the “Warrants”) in connection with the Agreement and Plan of Merger by and among the Company, certain stockholders of the Company, First Reserve Fund X, L.P., a Delaware limited partnership, and CI Acquisition, Inc., a Delaware corporation and a wholly owned subsidiary of Buyer (the “Merger Agreement”) and the transactions contemplated thereby, as described in the Company’s Current Report on Form 8-K previously filed with the Securities and Exchange Commission on August 8, 2005. The Amendment provides that, notwithstanding the termination of the Warrants upon the effectiveness of the Merger (as defined in the Merger Agreement), but subject to the provisions of the Warrant Agreement and the Merger Agreement, each Warrant will entitle the holder of the Warrant (without any need to exercise such Warrant), from and after the effectiveness of the Merger, to the rights provided to the holder of that Warrant in Section 2.06 of the Merger Agreement. A copy of the Amendment is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.03 Material Modification of Rights of Security Holders.

The disclosure under Item 1.01 above is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

In connection with the Merger Agreement and the Amendment described in Item 1.01 above, and pursuant to the provisions of the Warrant Agreement, on August 18, 2005, the Company commenced mailing of a notice to the holders of the Warrants. A copy of the notice is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The notice furnished with this Current Report on Form 8-K is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and is not to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No	Description
4.1	Amendment, dated as of August 17, 2005, to the Warrant Agreement, dated September 15, 2003, between Chart Industries, Inc. and National City Bank, as Warrant Agent.

99.1	Notice to Warrant Holders, dated August 18, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHART INDUSTRIES, INC.

By:	/s/ Michael F. Biehl
Michael F. Biehl
Chief Financial Officer and Treasurer

Date: August 19, 2005

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EXHIBIT INDEX

Exhibit No	Description
4.1	Amendment, dated as of August 17, 2005, to the Warrant Agreement, dated September 15, 2003, between Chart Industries, Inc. and National City Bank, as Warrant Agent.

99.1	Notice to Warrant Holders, dated August 18, 2005.